UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2012

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership.

On August 9, 2012 (the "Commencement Date"), Capitol Bancorp Ltd. ("Capitol") and Financial Commerce Corporation ("FCC", together with Capitol, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court") (the "Chapter 11 Cases").  The Debtors will remain in possession of their assets and properties, and continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

A copy of the press release, dated August 9, 2012, announcing the filing of the Chapter 11 Cases, as well as the results of operations for the second quarter of 2012, is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 2.02.  Results of Operations and Financial Condition.

On August 9, 2012, Capitol Bancorp Ltd. ("Capitol") issued a press release announcing second quarter 2012 results of operations.  A copy of this press release is attached as Exhibit 99.1 to this Item 2.02.

Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Financial Obligations

The filing of the voluntary petitions for relief described in Item 1.03 above (the "Voluntary Petitions") constituted an event of default or termination event and caused the automatic and immediate acceleration of all debt outstanding under a number of instruments and agreements relating to financial obligations of the Debtors (the "Accelerated Financial Obligations").  The Debtors believe that any efforts to enforce the payment obligations under the Accelerated Financial Obligations are stayed as a result of the filing of the Voluntary Petitions.  The material Accelerated Financial Obligations include:

•	all of Capitol's subordinated debentures in the aggregate amount outstanding of approximately $184,549,000, including accrued unpaid interest; and
•	all of Capitol's unsecured senior notes in the aggregate amount outstanding of approximately $6,884,000, including accrued unpaid interest.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release of Capitol Bancorp Ltd. dated August 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: August 9, 2012	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

EXHIBIT INDEX
Exhibit
      Number                  Description

99.1	Press Release of Capitol Bancorp Ltd. dated August 9, 2012.

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